Contract Assets and Contract Liabilities (Tables)	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Summary of Contract Assets

	2018	2019
Contract assets from bundle sales of mobile handsets and provision of service, net of allowance	1,824	1,856
Others	—	47

Sub-total	1,824	1,903
Less: Current portion	(1,254)	(1,308)

	570	595

Summary of Contract Liabilities

	Note	2018	2019
Advances received from customers for future services	(i)	41,567	39,498
Others		1,083	1,150

		42,650	40,648

(i)
Contract liabilities primarily arises from relates to the considerations received from customers before the Group satisfying performance obligations. It would be recognized as revenue upon the rendering of services. Approximately 96% of the contract liability balance as of December 31, 2018 was recognized as revenue for the year ended December 31, 2019 (2018: approximately 96%).